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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------

                                   FORM 8 - K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  April 23, 2001
                                                 -----------------------------


                          Cytoclonal Pharmaceutics Inc.
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               (Exact name of Registrant as Specified in Charter)


        Delaware                        00-26078                 75-2402409
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(State or Other Jurisdiction           (Commission)           (IRS Employer
    of Incorporation)                  File Number)         Identification No.)


    2110 Research Row, Suite 621, Dallas, Texas                  75235
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      (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code    (214) 353-2922
                                                   ---------------------------


                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)      Previous independent accountants.

         (i) On April 26, 2001, Richard A. Eisner & Company, LLP was dismissed as the Registrant's independent auditors.

         (ii) The reports of Richard A. Eisner & Company, LLP on the financial statements for December 31, 2000 and 1999 (the two most recent audited fiscal years) contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty or as to scope or accounting principles.

         (iii) The Registrant's Board of Directors participated in and approved the decision to hire new independent accountants.

         (iv) In connection with its audits for December 31, 2000 and 1999 (the two most recent audited fiscal years) and subsequent interim periods through April 26, 2001, there have been no disagreements with Richard A. Eisner & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Richard
                  A. Eisner & Company, LLP would have caused them to make reference thereto in their report on the financial statements for such years.

         (v) During the years ended December 31, 2000 and 1999 (the two most recent audited fiscal years) and subsequent interim periods through April 26, 2001, there have been no reportable events as defined in Regulation S-K Item 304 (a)(l)(v).

         (b)      New independent accountants.

                  The Registrant has elected Ernst & Young LLP as its new independent accountants as of April 23, 2001. During the two most recent fiscal years and through April 23, 2001, the Registrant has not consulted with Ernst & Young LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304
                  (a)(1)(v) of Regulation S-K.



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         (c)      The Registrant has furnished Richard A. Eisner & Company, LLP with a copy of the disclosure made herein and has requested that Richard A. Eisner & Company, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 27, 2001, is filed as Exhibit 16.1 to this Form 8-K.






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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Exhibits

EXHIBIT
NUMBER       DESCRIPTION
------       -----------

16.1 Letter from Richard A. Eisner & Company, LLP, former independent auditors, regarding its concurrence or disagreement with the statements in this report.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CYTOCLONAL PHARMACEUTICS INC.


Date: April 27, 2001                  By: /s/ RONALD LANE GOODE, PH.D.
                                          -------------------------------------
                                          Ronald Lane Goode, Ph.D.
                                          President and Chief Executive Officer




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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER       DESCRIPTION
------       -----------
16.1         Letter from Richard A. Eisner & Company, LLP, former
             independent auditors, regarding its concurrence or
             disagreement with the statements in this report.